UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 13, 2013 (November 27, 2013)

Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
(480) 627-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.	3
Item 9.01. Financial Statements and Exhibits.	3

SIGNATURES	4
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 8.01. Other Events.

On December 13, 2013, Republic Services, Inc. announced that it is furnishing the Stipulation and Agreement of Compromise and Settlement and the exhibits thereto in the Seinfeld v. Slager et al. case as Exhibits to this Form 8-K. This settlement was previously announced, subject to negotiation of definitive agreements and court approval. The parties have now finalized the definitive agreements and are seeking final court approval.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Stipulation and Agreement of Compromise and Settlement
99.2	Exhibit A to Stipulation and Agreement of Compromise and Settlement - Proposed Amendment
99.3	Exhibit B to Stipulation and Agreement of Compromise and Settlement - Scheduling Order
99.4	Exhibit C to Stipulation and Agreement of Compromise and Settlement - Notice of Settlement
99.5	Exhibit D to Stipulation and Agreement of Compromise and Settlement - Summary Notice of Settlement
99.6	Exhibit E to Stipulation and Agreement of Compromise and Settlement - Proposed Order and Final Judgment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2013

REPUBLIC SERVICES, INC.

By:	/s/ Glenn A. Culpepper
Glenn A. Culpepper
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

4